UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2013

SCBT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

(800) 277-2175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The management of SCBT Financial Corporation (“SCBT”) will participate in the 2013 Gulf South Bank Conference in New Orleans, Louisiana on May 13-15, 2013 in conjunction with the management of First Financial Holdings, Inc. (“First Financial”).  Robert R. Hill, Jr., SCBT’s President and Chief Executive Officer, and John C. Pollok, SCBT’s Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer, together with R. Wayne Hall, First Financial’s Chief Executive Officer, and Blaise B. Bettendorf, First Financial’s Chief Financial Officer, will meet with analysts and institutional investors, and will provide the attached investor book and presentation.  The investor presentation is scheduled to begin at 3:25 p.m. ET on Tuesday, May 14, 2013, and will be available to investors via a live webcast at http://investor.shareholder.com/gsbc/2013/eventdetail.cfm?eventid=128346.  Copies of the investor book and presentation will be made available at SCBT’s website (http://www.SCBTonline.com) and are attached as Exhibits 99.1 and 99.2 to this report and incorporated herein by reference.

Cautionary Note Regarding Any Forward-Looking Statements

Statements included in this press release which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions.  The Company cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results.  Such risks and uncertainties, include, among others, the following possibilities: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement between the Company and First Financial Holdings, Inc. (“First Financial”); (2) the outcome of any legal proceedings that may be instituted against the Company or First Financial; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to satisfy each transaction’s respective conditions to completion, including the receipt of regulatory approval; (4) credit risk associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (5) interest risk involving the effect of a change in interest rates on both the bank’s earnings and the market value of the portfolio equity; (6) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (7) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (8) transaction risk arising from problems with service or product delivery; (9) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (10) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (11) reputation risk that adversely affects earnings or capital arising from negative public opinion; (12) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (13) cybersecurity risk related to our dependence on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, subjects the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (14) economic downturn risk resulting in deterioration in the credit markets; (15) greater than expected noninterest expenses; (16) excessive loan losses; (17) failure to realize synergies and other financial benefits from, and to limit liabilities associates with, mergers and acquisitions, including mergers with Peoples Bancorporation (“Peoples”), The Savannah Bancorp, Inc. (“Savannah”), and First Financial, within the expected time frame; (18) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the integration of Savannah and First Financial, including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (19) the risks of fluctuations in market prices for Company Common Stock that may or may not reflect economic condition or performance of the Company; (20) the payment of dividends on Company Common Stock is subject to regulatory supervision as well as the discretion of the board of directors of the Company; and (21) other factors, which could cause actual results to differ materially from future results expressed or implied by such forward looking statements.

Additional Information and Where To Find It

This communication is not a solicitation of a proxy from any stockholder of SCBT or First Financial.  In connection with the proposed merger between SCBT and First Financial, SCBT has filed with the SEC a Registration Statement on Form S-4, that includes a preliminary Joint Proxy Statement of SCBT and First Financial, as well as other relevant documents concerning the proposed transaction.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SCBT, FIRST FINANCIAL AND THE PROPOSED TRANSACTION. The Form S-4, including the Joint Proxy Statement, and other relevant materials (when they become available), and any other documents filed by SCBT or First Financial with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to: SCBT Financial Corporation, 520 Gervais Street, Columbia, South Carolina 29201, Attention: Secretary.

Item 8.01 Other Events

The information set forth in Item 7.01 of the Current Report on Form 8-K is incorporated by reference in this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Investor Book for the 2013 Gulf South Bank Conference in New Orleans, LA

99.2	Presentation for the 2013 Gulf South Bank Conference in New Orleans, LA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION
(Registrant)

Date: May 14, 2013	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President,
Chief Financial Officer, and
Chief Operating Officer

Exhibit Index

Exhibit No.	Description

99.1	Investor Book for the 2013 Gulf South Bank Conference in New Orleans, LA

99.2	Presentation for the 2013 Gulf South Bank Conference in New Orleans, LA